UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 10, 2011

GLOBAL GREEN MATRIX CORP.

(Exact Name of Registrant as Specified in Its Charter)

Alberta, Canada

(State or Other Jurisdiction of Incorporation)

000-51180	N/A
(Commission File Number)	(IRS Employer Identification No.)

943 Canso Drive Gabriola, BC	V0R 1X2
(Address of Principal Executive Offices)	(Zip Code)

250-247-8689

(Registrant’s Telephone Number, Including Area Code)

Poly-Pacific International Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 13, 2011 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GREEN MATRIX CORP.

Date: December 14, 2011	By:	/s/ Randy Hayward
Randy Hayward
Chief Executive Officer